Investor Presentation Second Quarter 2024

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, inflation, supply chain issues, labor shortages, and the adverse effects of the COVID-19 pandemic on the global, national, and local economy, which may affect the Corporation’s credit quality, revenue, and business operations; (ii) Competitive pressures among depository and other financial institutions nationally and in our markets; (iii) Increases in defaults by borrowers and other delinquencies; (iv) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems; (v) Fluctuations in interest rates and market prices; (vi) The consequences of continued bank acquisitions and mergers in our markets, resulting in fewer but much larger and financially stronger competitors; (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries; (viiii) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations; (ix) Fraud, including client and system failure or breaches of our network security, including our internet banking activities; and (x) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. For further information about the factors that could affect the Corporation’s future results, please see the Corporation’s annual report on Form 10-K for the year ended December 31, 2023 and other filings with the Securities and Exchange Commission. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements. Forward-Looking Statements

Table of Contents Company Snapshot 4 Why FBIZ? 5 Strategic Plan 13 Drivers of Growth & Profitability 17 Appendix 28

Serving unique needs of business executives, entrepreneurs, and high net worth individuals through Business Banking, Private Wealth, and Bank Consulting Within Business Banking, our commercial banking offerings are focused on our stable and attractive Midwest markets while Specialty Finance products and services have national reach Efficient and highly scalable model with very limited branch network and exceptional digital capabilities Headquarters: Madison, WI Mission: Build long-term shareholder value as an entrepreneurial banking partner that drives success for businesses, investors, and our communities FBIZ Business Banking2 $3.6 Billion3 FBIZ Private Wealth $3.2 Billion3 IN ASSETS UNDER MANAGEMENT & ADMINISTRATION Market capitalization as of 7/24/2024. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis. Data as of 6/30/2024. 4 IN TOTAL ASSETS First Business Bank NASDAQ: FBIZ — $352 million Market Cap1

WHY FBIZ?

Growing Profitability FBIZ’s Historic and Ongoing Growth Supports Earnings Power Differentiated Loan Growth Capabilities History of consistent double-digit growth Growth is C&I focused and diversified   Solid credit quality due to deep client relationships, strong underwriting, and niche business expertise Strong & Stable Deposit Franchise Track record of double-digit growth driven by deep client relationships Creates relatively stable and strong NIM in a challenging environment (3.65% MRQ) Deposit-centric culture led by treasury management sales also drives meaningful service charge income Growing Profitability Profile Significant fee revenue contribution from Private Wealth business History of long-term positive operating leverage Consistent double-digit TBV growth Record PTPP ROAA of 1.75% for 2023 12% 5-year Loan CAGR 2018-2023 15% 5-year Core Deposit CAGR 2018-2023 11% 5-year TBV/Share CAGR 2018-2023

Balanced and Steady Growth Operating Fundamentals Drive Earnings Power Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Private Wealth Management Service Fees", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees". "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules. "Net Tax Credits" represent management's estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. Steady revenue expansion supported by: Double-digit loan and deposit growth Strong and stable net interest margin Diverse sources of non-interest income, including service fees from our Private Wealth Management business which comprise 47% of total non-interest income Strategic investments drive growth while maintaining positive long-term operating leverage Robust earnings power reflected in expansion of PTPP Adjusted ROAA to a record 1.75% for 2023. 5 Net Operating Income Year CAGR = XX% Operating Income Highlights

Operating Leverage Outperforms Peers History of Growing Revenues Faster than Expenses Note: Peer group defined as publicly traded bank with total assets between $1.75 billion and $7 billion. 1Q24 and 2Q24 represents data for the trailing 12 months. Peer data not yet available for 2Q24. Operating leverage is defined as the percent growth in operating revenue less the percent growth in operating expenses. We aim to achieve 10% revenue growth on an annual basis, with positive operating leverage Atypically high net interest margin ("NIM") in 2023 creates temporary positive operating leverage headwind as NIM returns to normalized levels in 2024 We expect positive annual operating leverage will resume in 2025 Strategic initiatives directed toward revenue growth and operating efficiency through use of technology have generated positive operating leverage on an annual basis Initiatives include: Expanding higher-yielding C&I lending business lines Strong focus on treasury management and growing core deposits Increasing our commercial banking market share outside of Madison Scaling our Private Wealth Management business in our less mature commercial banking markets Robotic process automation implementation AI usage discovery and roll out 1

Growth and Profitability Exceeds Peers Top Line Revenue Growth and Efficient Capital Management Drives Strong Profitability Note: Peer Group defined as publicly-traded banks with total assets between $1.75 billion and $7.0 billion. Source S&P Global Peer data not yet available for 2Q24. 1. 1Q24 and 2Q24 represents data for the trailing 12 months 1

Shareholder Value Creation History of Steady, Consistent TBV and Dividend Growth Through Economic and Interest Rate Cycles TBV 3YR CAGR = 10% Div/Share 3YR CAGR = 10% Q2 2024 dividends per share calculation is annualized. CAGR = 11%

Consistent Performance Across Rate Cycles TBV/share increased more than peers in the current rate cycle Note: Peer Group defined as publicly-traded banks with total assets between $1.75 billion and $7 billion. Peer data not yet available for 2Q24. Differentiated Approach Aids TBV Preservation FBIZ holds a small securities portfolio, and does not extend maturities to reach for yield FBIZ uses wholesale funding to match maturities with long-term fixed rate loans to lock in interest rate spread and maintain greater stability in net interest margin In the recent rising rate environment, this approach has mitigated the impact of mark-to-market (MTM) adjustments on our Accumulated Other Comprehensive Income (AOCI), a component of equity During the current rate cycle, FBIZ’s strong earnings more than offset the impact of MTM adjustments to AOCI, as tangible book value per share grew nearly 30% compared to 3.7% for median peer banks.

Note: Peer Group defined as publicly traded banks with total assets between $1.75 billion and $7.0 billion. Peer data not yet available for 1Q24. 1-Year, 3-Year, and 5-Year TSR is through 6/30/2024. Data as of 3/31/2024. Total Shareholder Return Above Peer Group Median Despite recent outperformance, Price/LTM EPS remains below peers

Strategic Plan

2024-2028 Strategies

Strategic 5 Year Plan Overview 5 Year Goals Strategies ROATCE TBV Growth Top Line Revenue Growth Efficiency Ratio Core Deposits to Total Funding Employee Engagement & Participation Net Promoter Score Culture Add Goal Protect and strengthen our unique culture with a growing and geographically dispersed team. Future-Ready Talent Thrive in the workplace of the future by continuously investing in our team to elevate their impact and contribution Core Deposit Growth Drive a company-wide commitment to grow our core deposits to meet funding needs by adding new relationships and capitalizing on innovative sources and new technologies. Operational Excellence Achieve operational excellence by fostering a culture of continuous process improvement and utilization of innovative technology to enhance productivity and client experience. Profitable Performance Optimize the performance of each business line and bank market to achieve sustainable profitability and growth goals. Objective: First Business Bank's unique model and culture will foster innovative and engaged team members who develop deep client relationships and deliver exceptional results for all stakeholders. Deliver Above Average Total Shareholder Return (Above Peer Median)

FBIZ Strategic Plan 2024-2028 Newly approved targets Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. See appendix for additional information on the source of the net promoter score. 1

Drivers of Growth & Profitability

Strong bottom line profitability reflects success of efforts to grow balance sheet at a double-digit pace, bolstering revenue growth and bringing relative strength to net interest margin, alongside solid asset quality Continued expansion across loan products and geographies Loans grew 10.3% annualized from the first quarter of 2024 and 11.6% from the second quarter of 2023 Diversified balance sheet growth supports growing net interest income Elevated fees in lieu of interest contributed to 7 bps improvement in NIM compared to linked quarter Net interest income grew 3.5% from the linked quarter and 10.1% from the second quarter of 2023 Robust Private Wealth Management business delivered 11.8% growth in assets under management and administration (“AUM&A”) compared to the prior year quarter Fee income generated by PW reached a record $3.5 million for the quarter, up 19.6% over the prior year quarter Strong earnings generation produced a 11.5% annualized increase in tangible book value per share compared to the linked quarter and 13.5% compared to the prior year quarter Net Income $10.2 MM Private Wealth $3.25 B in AUM&A Loans + 10% NIM +7 bps to 3.65% TBV per Share +12% Second Quarter 2024 Highlights Robust PTPP earnings supported by double-digit loan growth, NIM expansion, record private wealth fee income, and stable asset quality Note: Percentages represent growth over the prior quarter.

Relationship Banking Key to Success Solid Core Deposit Growth Despite Banking Industry Trends Long-term client relationships drive core deposit growth, aided by clients’ comfort with utilizing the Bank’s longstanding extended deposit insurance products Successful execution of client deposit initiatives has attracted new relationships and increased gross treasury management service charges Long-held top-quartile deposit pricing strategy promotes retention Net Promoter Score1 of 78 is well above industry benchmark score of 23. 1. Net promoter score benchmarks reported in “The State of B2B Account Experience: B2B NPS & CX Benchmarking Report,” CustomerGauge, 2021 NPS benchmarks reported in “The State of B2B Account Experience: B2B NPS & CX Benchmarking Report,” CustomerGauge, 2021. Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. The score ranges from -100 to +100. Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. See appendix for additional information on the source of the net promoter score. Growth over prior year quarter = 17% Growth over prior year quarter = 14%

Core Deposit Strength FBIZ Continues to Grow Core Deposits as Industry and Peers Decline Source: S&P Capital IQ. Core Deposits defined as deposits in U.S. offices excluding time deposits over $250,000 and brokered deposits of $250,000 or less. Core Deposit2 Growth: 2Q22 through 1Q23 FBIZ 3.8% Proxy Peers Median -6.8% All Publicly Traded Banks Median Public Banks with $1.5-$5.5 Assets Median

Deposit-Centric Strategy Key to Growth Double Digit Core Deposit Growth Supports Double Digit Loan Growth Core deposits defined as total deposits less wholesale deposits. Period end balances are presented. * Represents a $80.2MM deposit that typically recurs on the last day of the month but was delayed until July 1, 2024. Deposit growth remains one of our major strategic priorities under our new 5-year plan Deposit-centric sales strategy led by treasury management sales located in all bank markets with direct production and outside calling goals Bankers trained to fund their loan production with deposit growth goals Deposit-focused individual BDO incentive compensation and bank level bonus plans 5YR CAGR = 11.4% DDA 5-Year CAGR = 10% Total Core Deposits 5-Year CAGR = 15%

Diversified Lending Growth Continuing to Grow Higher Yielding C&I Lending Mix Period end balances excluding PPP loans are presented. On January 1, 2023, the Bank adopted ASU 2016-03 Financial Instruments - Credit losses (“ASC 326”). The Bank adopted ASC 326 using the modified retrospective method which does not require restatement of prior periods. The balances as of December 31, 2023 reflect a reclassification of $43 million to commercial and industrial from commercial real estate, and $7 million from consumer and other to commercial real estate. Average balances excluding PPP loans are presented. Excluding the impact of PPP loan fees and interest income 5 Year CAGR = 12% Exceeds strategic plan goal of 10%

Margin Strength Through Rate Cycle Match-Funding Strategy Positions Balance Sheet Well for Rate Changes Peer Group defined as publicly-traded banks with total assets between $1.75 billion and $7.0 billion. Board of Governors of the Federal Reserve System (US), Effective Federal Funds Rate [DFF]. Retrieved from FRED, Federal Reserve Bank of St. Louis. Represents average daily rate.

Robust Profitability Metrics Strong Balance Sheet Growth and Resilient Net Interest Margin Support Robust PTPP Adjusted ROAA Note: Peer group defined as publicly-traded bank with total assets between $1.75 billion and $7 billion. Peer data not yet available for 2Q24. "Core Net Interest Margin" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules. "Recurring, variable components" is defined as fees in lieu of interest, FRB interest income, and FHLB dividend income. "PTPP ROAA" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules.

Net Interest Margin Components Wholesale funding defined as brokered CDs and non-reciprocal interest-bearing transaction accounts plus FHLB advances. Cost of funds is defined as total interest expense on deposits and FHLB advances, divided by the sum of total average deposits and average FHLB advances. NIM range in forecast Rate assumptions in forecast Beta outlook Impact under differing scenarios 5YR CAGR = 11.4%

Solid Asset Quality Non-Performing Assets/Total Assets Remain Well Managed Note: Peer group defined as publicly-traded bank with total assets between $1.75 billion and $7.0 billion. Peer data not yet available for 1Q24. Represents a fully collateralized ABL credit, for which the Company expects full repayment. Excluding this credit, non-performing assets totaled $12.7 million, or 0.36% of total assets. For more detailed definitions on credit quality categories see the Bank's 10-K filed with the SEC on February 28, 2024. As of 6/30/2024, 95% of the loan portfolio was classified in category I(2) and 99% of loans were current. In the ABL pool, we continue to expect full repayment related to the second quarter 2023 $10.9 million default, now paid down to $6.5 million. Excluding this credit, non-performing assets totaled $12.6 million, or 0.35% of total assets. Isolated weakness in the $50 million transportation segment of the Equipment Finance portfolio.

Maturing Over Time Equipment Finance Portfolio by Industry For more detailed definitions on credit quality categories see the Bank's 10-Q filed with the SEC on April 26, 2024. Category IV represents non-performing loans. Equipment Finance Portfolio Analysis Strong and diversified portfolio; Transportation sub-category showing sector-specific weakness Asset Quality Breakdown1 Equipment Finance (EF) loans diversified across industries EF comprised 26% of C&I loans and 10% of Total Loans at 6/30/2024 Transportation sector comprised 17% of EF, 4% of C&I, and 2% of Total Loans Stable asset quality in EF portfolio excluding Transportation sector, which is experiencing isolated industry weakness Equipment Finance excl. Transportation 12/31/2022 12/31/2023 6/30/2024 Total Portfolio $147.0 MM $226.4 MM $252.2 MM Category I 96% 96% 97% Category II 2% 1% 1% Category III 1% 1% 1% Category IV 1% 2% 1% Transportation 12/31/2022 12/31/2023 6/30/2024 Total Portfolio $50.8 MM $60.9 MM $50.3 MM Category I 98% 90% 88% Category II 1% 1% 1% Category III 0% 2% 2% Category IV 1% 7% 9%

APPENDIX SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

Offerings Designed Exclusively for Business and Wealth Management Services that meet the evolving needs of our growing client base

Superior Client Satisfaction Rating Excellent Employee Satisfaction Drives Superior Client Satisfaction 1. Moses & Associates, 2023, 2. J.D. Power, 2022, 3. Qualtrics XM Institute, 2022, 4. Statista, 2023 Note: Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. The score ranges from -100 to +100. Striving for Continuous Improvement Net Promoter Score is the most widely used measure of likelihood to recommend a company to others Anonymous survey conducted annually by a third party to assess client satisfaction Allows us to compare our performance against other leading financial institutions

ESG Framework Environmental, social, and governance practices are integrated into our core business strategy Branch-lite model with only one location in each of the banking markets we serve Support hybrid and remote work options to reduce carbon emissions related to commuting (even prior to COVID) Reduced paper usage via implementation of Docusign Minimal technology eco-footprint by continued use of state-of-the art technology to minimize power consumption Annually recycle company-generated and employee-owned e-waste Employee e-waste recycling is now offered year-round Named to the national list of Top Workplaces USA for the third straight year Awarded nine culture of excellence awards by Top Workplaces Increased advisory board diversity (to over 40%) to enhance our business development efforts with a diverse client base in all markets Provide all employees with 8 hours of paid time to support volunteer efforts and give back to their communities in a meaningful way of their choosing Corporate Governance and Nominating Committee monitors key governance structure risks, effectiveness of the Board DEI policy practices and strategies, and oversight of the overall ESG program To ensure alignment with the Company's ESG principles, responsibility for Board delegated ESG risks and opportunities are defined in all committee charters Commitment to board diversity – 33% female and 10% ethnic or racial directors and 75% of standing committees chaired by female directors 90% director independence, and 100% committee membership independence

Robust Liquidity and Capital Base Stable Core Deposit Base Substantial Liquidity Strong Capital Ratios (%) Source 3/31/2024 Short-term Investments $54,680 Collateral value of unencumbered pledged loans 401,602 Market value of unencumbered securities 289,104 Readily accessible liquidity 745,386 Fed fund lines 45,000 Excess brokered CD capacity (1) 1,051,678 Total Liquidity 1,842,064 Uninsured Deposits Collateralized Public Funds FDIC Insured Approximately 65% of deposits are insured or collateralized 1. Bank internal policy limits brokered CDs to 50% of total bank funding when combined with FHLB advances.

Capital Strength 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 Total Regulatory Capital $392,359 $384,083 $375,440 $365,058 $340,045 Total Risk-Weighted Assets $3,425,925 $3,381,059 $3,356,247 $3,259,956 $3,178,855 Leverage Ratio 8.51% 8.45% 8.43% 8.65% 8.80% Common Equity Tier 1 Capital Ratio 8.64% 8.51% 8.38% 8.37% 8.32% Tier 1 Ratio 8.99% 8.86% 8.74% 8.74% 8.70% Total Capital Ratio 11.45% 11.36% 11.19% 11.20% 10.70% Total Shareholders' Equity $305,170 $297,788 $289,588 $280,758 $272,632 Tangible Common Shareholders' Equity $281,337 $273,846 $265,573 $256,656 $248,567 Total Shares Outstanding 8,294,589 8,306,573 8,314,778 8,315,186 8,315,465 Book Value Per Share $35.4 $34.4 $33.4 $32.3 $31.3 Tangible Book Value Per Share $33.9 $33.0 $31.9 $30.9 $29.9 Cash Dividends Per Share $0.25 $0.25 $0.2275 $0.2275 $0.2275 Regulatory capital ratios remain solid including a Total Capital Ratio of 11.45% and a Tier 1 Ratio of 8.99%. Tangible book value per share increased 12% annualized from the prior quarter and 13% from the prior year quarter. Quarterly cash dividend of $0.25 per share. HIGHLIGHTS

Balanced Deposit Portfolio Diversified Product Base with Long-Tenured, Deep Client Relationships Longstanding deposit insurance options available through IntraFi and Reich & Tang to provide further security for our large clients Funding is augmented by non-callable wholesale deposits rather than non-relationship sourced funds Our deposit relationships span multiple industry segments Diverse deposit base has an average deposit relationship tenure of over 10 years History of offering competitive deposit rates supported by growth in higher-yielding commercial & industrial lending Nearly 50% of the top 50 deposit relationships also have a commercial loan relationship

Diversified Lending Products Double digit loan growth driven by stellar performance across all areas of the bank Note: Period end balances as of 6/30/2024 presented.

Product Profile Target small to medium-sized companies Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million Technology Initiatives Deploying client portal that enables easy and secure communications and document exchanges Note: Loan balances represent quarterly average data. Commercial Real Estate Lending Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Office loans focused in our bank markets and concentrated in Wisconsin Exceptional asset quality with no non-performing office loans in the portfolio Almost 90% of all office loans have recourse Office loans consist of 66% Class A space Office represents 8% of total loans as of 6/30/24 Majority of office loan maturity terms are 2031 and beyond All office loans with 2031+ maturities are conventional fixed rate or fixed to the client via an interest rate swap Note: The office specific loan data presented in charts on this slide represents office loans greater than $3 million, which represents 75% of total office loans. Source: Q2 2024 CoStar market reports. For more detailed definitions on credit quality categories see the Bank's 10-K filed with the SEC on February 21, 2024. CRE Office Portfolio Analysis Exceptional credit quality on office loans throughout the Midwest Vacancy Rates: Madison = 5.9% Milwaukee = 11.0% Kansas City = 12.3% National = 13.9%

Loans focused in our bank markets and concentrated in Wisconsin Exceptional asset quality with no non-performing loans in the portfolio Represents 16% of total loans 90% of all multi-family loans have recourse All multi-family loans with 2031+ maturities are conventional fixed rate or fixed to the client via an interest rate swap Source: Q2 2024 CoStar market reports. For more detailed definitions on credit quality categories see the Bank's 10-K filed with the SEC on February 21, 2024. Multi-Family Portfolio Analysis Exceptional credit quality on Multi-Family loans throughout the Midwest Vacancy Rates: Madison = 4.1% Milwaukee = 4.5% Kansas City = 8.0% National = 7.8%

Product Profile Target small and medium companies in a variety of industries Financings range from $250,000 to $10 million Technology Initiatives Deploying client portal that enables easy and secure communications and document exchanges Note: Loan balances represent quarterly average data. C&I Lending Diversified commercial product offerings target companies nationwide

Product Profile Target small to medium-sized companies in our Wisconsin, Kansas, and Missouri markets Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions Technology Initiative Implemented a solution that auto-archives treasury management documentation which has immediately generated labor savings Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services and FHLB advances. Non-Transaction Accounts includes core CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules. Treasury Management Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Product Profile Fiduciary and investment manager for individual and corporate clients, creating and executing asset allocation strategies tailored to each client’s unique situation Holds full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice Technology Initiative Implementing client portal for new client onboarding Note: Total Assets Under Management & Administration represent period-end balances. Private Wealth Management Wealth Management Services for Businesses, Executives, and High Net Worth Individuals

“Core Net Interest Margin” is a non-GAAP measure representing net interest income excluding the fees in lieu of interest and other recurring, but volatile, components of net interest margin divided by average interest-earning assets excluding other recurring, but volatile, components of average interest-earning assets. Fees in lieu of interest are defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. In the judgment of the Company’s management, the adjustments made to net interest income allow investors and analysts to better assess the Company’s net interest income in relation to its core client-facing loan and deposit rate changes by removing the volatility that is associated with these recurring but volatile components. The information provided below reconciles the net interest margin to its most comparable GAAP measure. Core Net Interest Margin Non-GAAP Reconciliation                                                                                                                                                                                                      For the Three Months Ended (Dollars in Thousands) June 30, 2023 September 30, 2023 December 31, 2023 March 3, 2024 June 30, 2024 Interest income $47,161 $50,941 $54,762 $55,783 $57,910 Interest expense 19,414 22,345 25,222 26,272 27,370 Net interest income 27,747 28,596 29,540 29,511 30,540 Less fees in lieu of interest 936 582 1,075 793 1,227 Less FRB interest income and FHLB dividend income 1,064 870 1,466 1,436 959 Adjusted net interest income $25,747 $27,144 $26,999 $27,282 $28,354 Average interest-earning assets $2,913,751 $3,038,776 $3,199,485 $3,294,717 $3,347,027 Less Average FRB cash and FHLB stock 76,678 54,677 99,118 97,036 61,082 Less Average non-accrual loans and leases 3,781 15,775 18,602 20,540 19,807 Adjusted average interest-earning assets $2,833,292 $2,968,324 $3,081,765 $3,177,141 $3,266,138 Net interest margin 3.81% 3.76% 3.69% 3.58% 3.65% Adjusted net interest margin 3.63% 3.66% 3.50% 3.43% 3.47%

"Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure. Pure Net Interest Income Non-GAAP Reconciliation                                                                                                                                                               For the Year Ended Trailing 12 Months (Dollars in Thousands) December 31, 2019 December 31,2020 December 31,2021 December 31,2022 December 31,2023 Q2 2024 Net Interest income $69,855 $77,071 $84,662 $98,422 $112,588 $118,187 Less fees in lieu of interest 6,479 9,300 11,160 5,283 3,244 3,676 Pure net interest income (non-GAAP) $63,376 $67,771 $73,502 $93,139 $109,344 $114,511

"Net Operating Income" is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company’s operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure. Net Operating Income Non-GAAP Reconciliation                                                                                                                                                                                              For the Year Ended     Trailing 12 Month (Dollars in Thousands) December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 December 31, 2023 Q2 2024 Net income $23,324 $16,978 $35,755 $40,858 $37,027 $39,015 Less income tax expense (1,175) (1,327) (11,275) (11,386) (10,112) (8,451) Less provision for credit losses (2,085) (16,808) 5,803 3,868 (8,182) (8,429)    Income before taxes and provision for credit losses (non-GAAP) 26,584 35,113 41,227 48,376 55,321 55,895 Less non-operating income    Net gain on sale of state tax credits - 275 - - -    BOLI death benefit - - - 809 -    Net (loss) gain on sale of securities (46) (4) 29 - (45) (8) Total non-operating income (non-GAAP) (46) 271 29 809 (45) (8) Less non-operating expense    Net loss on repossessed assets 224 383 15 49 12 159    Amortization of other intangible assets 40 35 25 - -    Contribution to First Business Charitable Foundation - - - 809 -    SBA recourse (benefit) provision 188 (278) (76) (188) 775 569    Tax credit investment impairment (recovery) 4,094 2,395 - 351 -    Loss on early extinguishment of debt - 744 - - - Total non-operating expense (non-GAAP) 4,546 3,279 (36) 319 787 728 Add net tax credit benefit (non-GAAP) 1,352 969 - 338 1,206 1,730 Net operating income $32,528 $39,090 $41,162 $48,224 $57,359 $58,361

“Pre-tax, pre-provision adjusted return on average assets” is defined as operating revenue less operating expense divided by average total assets. In the judgment of the Company’s management, the adjustments made to non-interest expense and non-interest income allow investors and analysts to better assess the Company’s operating expenses in relation to its core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items. Adjusted PTPP ROAA Non-GAAP Reconciliation  (Unaudited)                                                                                                                                                                                For the Three Months Ended (Dollars in Thousands) June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Total non-interest expense $22,031 $23,189 $21,588 $23,342 $23,879    Less:      Net loss (gain) on repossessed assets (2) 4 4 86 65      SBA recourse provision (benefit) 341 242 210 126 (9)      Contribution to First Business Charitable Foundation - - - - Total operating expense $21,692 $22,943 $21,374 $23,130 $23,823 Net interest income $27,747 $28,596 $29,540 $29,511 $30,540 Total non-interest income  7,374 8,430 7,094 6,757 7,425    Less:      Bank-owned life insurance claim - - - -      Net loss on sale of securities (45) - - (8) - Adjusted non-interest income 7,419 8,430 7,094 6,765 7,425 Total operating revenue $35,166 $37,026 $36,634 $36,276 $37,965 Pre-tax, pre-provision adjusted earnings $13,474 $14,083 $15,260 $13,146 $14,142 Average total assets $3,127,234 $3,276,240 $3,454,652 $3,527,941 $3,592,215 Pre-tax, pre-provision adjusted return on average assets 1.72% 1.72% 1.77% 1.49% 1.57%

‘‘Cost of Funds’’ is defined as total interest expense on deposits and FHLB advances, divided by the sum of total average deposits and average FHLB advances. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our bank funding costs. The information provided below reconciles the cost of funds to its most comparable GAAP measure. Cost of Funds Non-GAAP Reconciliation                                                                                                                                                                                                                                             For the Three Months Ended (Dollars in Thousands) June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024    Interest expense on total interest-bearing deposits $16,541 $19,803 $22,644 $23,837 $24,676    Interest expense on FHLB advances 2,452 2,117 1,851 1,717 1,974    Total interest expense on deposits and FHLB advances $18,993 $21,920 $24,495 $25,554 $26,650 Average interest-bearing deposits $1,932,687 $2,081,880 $2,249,701 $2,360,573 $2,414,282 Average non-interest-bearing deposits 435,556 434,330 448,818 443,416 436,968 Average FHLB advances 367,129 342,117 301,773 287,307 294,043    Total average deposits and total average FHLB advances $2,735,372 $2,858,327 $3,000,292 $3,091,296 $3,145,293 Cost of funds 2.78% 3.07% 3.27% 3.31% 3.39%